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                                    FORM 8-K


   CURRENT REPORT FOR ISSUERS SUBJECT TO THE 1934 ACT REPORTING REQUIREMENTS


                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   December 20, 1995
                                                 -------------------------------

                               SCS/Compute, Inc.
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            (Exact name of registrant as specified in its charter)


         Delaware               0-14932              431228297
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(State or other jurisdictions   (Commission       (IRS Employer
of incorporation)               File Number)      Identification No.)


             2252 Welsch Industrial Ct., St. Louis, Missouri 63146
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                    (Address of principal executive offices)



Registrant's telephone number, including area code    314-997-7766
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               12444 Powerscourt Dr., St. Louis, Missouri  63131
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         (Former name or former address, if changed since last report)





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Item 5:          Other Events

                 Registrant announces execution of Agreement and Plan of Merger with Thomson U.S. Holdings, Inc..


Item 7:          Financial Statements, ProForma Financial Information & Exhibits

         C.      Exhibits

                 See Exhibit Index





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                                   SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SCS/Compute, Inc.
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                                               (Registrant)

December 21, 1995                            By:     /s/ Charles G. Wilson
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     Date                                            Name:  Charles G. Wilson
                                              Title: Executive Vice-President:
                                                     Finance & Administration





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                                 Exhibit Index

               The Exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K

                                                                 Sequential Page
                                                                      Number
                                                                      ------
Exhibit (99)   Press Release dated December 20, 1995                     5





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